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Mutual of Omaha | United of Omaha

August 20, 2003

Dear Policy Owner;

We are pleased to provide you with semiannual financial reports from the fund companies you were invested in on June 30, 2003 for your Ultra Variable Life universal life insurance policy.

The reports detail the present financial condition and overall performances of all the various fund families, so we encourage you to review yours carefully. This information along with the advice of your registered representative will help you plan future asset allocations as your needs and lifestyle change.

The following eight fund families offer subaccounts in the Ultra Variable Life universal life insurance policy:

..  Alger
..  Federated
..  Fidelity
..  Massachusetts Financial Services (MFS)
..  Van Kampen
..  Scudder
..  T. Rowe Price
..  Pioneer

If you wish to make additional investments, simply contact your registered representative. And if you have any questions concerning your policy, please call our Variable Product Services at 1-800-238-9354.

Again, thank you for choosing United of Omaha Life Insurance Company. It is a pleasure to serve you.

Sincerely,

/s/ Steve Laune
Vice President
United of Omaha Life Insurance Company

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The following documents accompanied this letter to policy owners and are hereby incorporated by reference:

1. The semi-annual report of The Alger American Fund, dated June 30, 2003, that was filed with the Securities and Exchange Commission (the "Commission") on September 4, 2003 (File No. 811-05550).

2. The semi-annual report of the Federated Insurance Series, dated June 30, 2003, that was filed with the Commission on August 28, 2003 (File No. 811-08042).

3. The semi-annual report of the Fidelity Variable Insurance Products Fund II, dated June 30, 2003, that was filed with the Commission on August 29, 2003 (File No. 811-05511).

4. The semi-annual report of the MFS Variable Insurance Trust, dated June 30, 2003, that was filed with the Commission on August 25, 2003 (File No. 811-08326).

5. The semi-annual report of Universal Institutional Funds, Inc., dated June 30, 2003, that was filed with the Commission on August 28, 2003 (File No. 811-07607).

6. The semi-annual report of the Scudder Variable Series I, dated June 30, 2003, that was filed with the Commission on August 22, 2003 (File No. 811-04257).

7. The semi-annual report of T. Rowe Price Equity Income Portfolio, dated June 30, 2003, that was filed with the Commission on August 29, 2003 (File No. 811-07143).

8. The semi-annual report of T. Rowe Price Personal Strategy Balanced Fund, dated June 30, 2003, that was filed with the Commission on September 2, 2003 (File No. 811-07143).

9. The semi-annual report of T. Rowe Price New American Growth Portfolio, dated June 30, 2003, that was filed with the Commission on August 29, 2003 (File No. 811-07143).

10. The semi-annual report of T. Rowe Price Limited Term Bond Portfolio, dated June 30, 2003, that was filed with the Commission on September 2, 2003 (File No. 811-07153).

11. The semi-annual report of T. Rowe Price International Stock Portfolio, dated June 30, 2003, that was filed with the Commission on September 2, 2003 (File No. 811-07145).

12. The semi-annual report of Pioneer Variable Contracts Trust, dated June 30, 2003, that was filed with the Commission on August 27, 2003 (File No. 811-08786).

13. The semi-annual reports of Scudder Investments VIT Funds, dated June 30, 2003, that were filed with the Commission on August 29, 2003 (File No. 811-07507).